VANGUARD
WINDSOR FUND

[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                  [GRAPHIC]

                                   CONTENTS


                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                      1


                                THE MARKETS IN
                                 PERSPECTIVE
                                      4


                               ADVISER'S REPORT
                                      6


                             PERFORMANCE SUMMARY
                                      8


                                 FUND PROFILE
                                      9


                             FINANCIAL STATEMENTS
                                      11

                       All comparative mutual fund data
                       are from Lipper or Morningstar,
                           unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

The U.S. stock market continued its vigorous advance during the six months ended April 30, 1999, the first half of Vanguard Windsor Fund's 1999 fiscal year. After continuing to favor growth stocks during the first half of the period, the market turned to value stocks during the second half, and Windsor Fund staged a remarkable resurgence. When our semiannual period ended, Windsor had turned in a return of +22.0%, more than 3 percentage points ahead of the average value (growth and income) mutual fund and just a bit below the redoubtable Standard & Poor's 500 Composite Stock Price Index.

--------------------------------------------------------
                                       TOTAL RETURNS
                                      SIX MONTHS ENDED
                                       APRIL 30, 1999
--------------------------------------------------------
Vanguard Windsor Fund                      +22.0%
--------------------------------------------------------
Average Value Fund                         +18.8%
--------------------------------------------------------
S&P 500 Index                              +22.3%
--------------------------------------------------------

       The adjacent table compares Windsor's total return (capital change plus reinvested dividends) for the six months with those of the average value mutual fund and the S&P 500 Index, which is dominated by large-capitalization stocks.The fund's return is based on an increase in net asset value from $16.34 per share on October 31, 1998, to $18.25 per share on April 30, 1999, adjusted for a dividend of $0.13 per share paid from net investment income and a distribution of $1.23 per share paid from net realized capital gains. Both payments were made on December 21, 1998.

THE PERIOD IN REVIEW

A remarkable domestic economic environment--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall stock market, as measured by the Wilshire 5000 Equity Index, gained +22.8%, just ahead of the best-known benchmark for large-cap stocks, the S&P 500 Index. In contrast to the previous year, when growth stocks far outperformed value stocks, returns from these segments of the S&P 500 Index during the half-year were similar: +22.6% for growth stocks and +21.7% for value stocks. Large growth stocks got off to a strong start, earning a return that was about twice that of value stocks during the first three months of the half-year. However, the story was much different from February through April, when value stocks earned +9.5% while growth stocks returned just +0.5%.

       The strength of the economy's expansion was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if higher prices for goods and services also translate into higher corporate profits.)

       Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rose, bond prices declined, of course. During the half-year, these price declines shaved
2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

Windsor Fund's +22.0% return was quite close to the +22.3% return of the S&P 500 Index. But your fund and the index arrived at the same location by very different routes. Windsor's return trailed that of the index by 13.1 percentage points after three months of our fiscal year, but outpaced it by nearly 13 percentage points in the final three months. The key to the turnaround was a sudden shift in the market's attention from large-cap growth stocks--whose valuations had reached stratospheric levels--toward such downtrodden cyclical groups as the chemical, paper, and metals manufacturers in the materials & processing sector.

       Cyclical stocks--which make up a significant portion of Windsor Fund's holdings--got a boost from strong U.S. economic growth and signs that economic troubles abroad may be easing. In addition, many energy stocks benefited from higher oil prices, which were spurred by oil-producing nations' efforts to restrain their overall output. Nearly 20% of Windsor's stock holdings during the period were in stocks of materials & processing companies, more than four times that sector's weighting in the S&P 500. Almost all of these holdings' +26% return came during the second quarter.

       Overall, we trailed the index slightly because our stock selections in the energy-related and financial-services sectors underperformed, more than offsetting strong returns from our holdings in the utilities, producer-durables, and auto & transportation groups.

       The sudden swing in market leadership from growth stocks to value stocks such as the cyclicals drove home a point we have made regularly: Returns from growth and value stocks often diverge, but over long periods they have been similar. It's too early to say whether the swing toward value stocks will endure for a significant period. But Windsor Fund's emphasis on these stocks--typically out-of-favor issues with relatively low price/earnings ratios--will endure.

       As you know, we recently decided to add a second investment adviser, Sanford C. Bernstein & Co., to manage a portion of the fund's assets. Bernstein and our lead adviser, Wellington Management Company, will select stocks independently of each other, using their own research and methodologies. But both of these respected firms are value-oriented investment managers. As we said in our recent letter to Windsor Fund shareholders, we believe that the addition of a second adviser, by increasing the fund's diversification without watering down its investment style, will prove beneficial to our shareholders. The addition of a second adviser has the added benefit of increasing Windsor Fund's capacity, which allows us to remove limitations on investments from current shareholders and to reopen the fund to new accounts, effective June 1.

IN SUMMARY

During the semiannual period, the stock market once again demonstrated its unpredictability. Price fluctuations were substantial--both for individual stocks and for broader sectors of the market. And, just as market commentators began to question whether value stocks were fated to perpetually underperform glamorous growth issues, the value sectors bolted from the back of the pack to the front.

       These events reaffirm the wisdom of holding a broadly diversified portfolio comprising growth and value stock funds as well as bond funds and money market funds. Each investor's mix of assets should reflect his or her personal investment goals, time horizon, and tolerance for the ever-present risks of investing. Once such a program is in place, we believe that the soundest strategy is sticking with it--"staying the course."

/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer

May 13, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

----------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                            PERIODS ENDED APRIL 30, 1999
                                          ----------------------------------
                                          6 MONTHS      1 YEAR      5 YEARS*
----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
----------------------------------------------------------------------------

*Annualized.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

ADVISER'S REPORT

[PHOTO]

For the first six months of our new fiscal year, we were about even with the S&P 500 Index, 22.0% versus 22.3%, and well ahead of our two major peer group benchmarks--the Lipper growth and income average and Morningstar large cap value, whose total returns were 18.4% (excluding S&P 500 Index funds) and 17.4%, respectively.

       The half was really two distinctly different quarters. For the three months ended January, we were well behind the S&P 500, 3.8% versus 16.9%, but for the three months ended April, we were well ahead, 17.5% versus 4.7%. In the January quarter, large-cap growth stocks dominated the market, and value styles such as ours were at a significant disadvantage. However, a turn from growth to value started in February and March, and this "rotation" became very intense in April. As a footnote, our April quarter turned out to be the best quarter, relative to the S&P 500 Index, in the fund's 40-year history.

       We have been saying for some time, e.g. last year's Windsor Fund annual report, that we were pointed to a different kind of market--one that would be less narrowly and nervously focused on a short list of household name stocks, one that would be more receptive to other kinds of stocks. We went on to argue that this would occur, as in past market cycles, when folks got more comfortable with the economic background--in this day and age, the relevant economy being the global economy. In other words, we have been predicting a classic inflection point in investor sentiment. Further, we were very confident that once we got this turn to a broader market, we would fully participate, because our portfolio was "working," in a fundamental sense, and was very cheap.

       This turn appears now to have occurred in our April quarter. By the end of January, it was clear that the Brazil crisis would not be as bad as feared, and that Brazil was probably the last shoe to drop in the series of financial and economic crises that rolled around the world beginning in October 1997. Signs of improvement in non-Japan Asia have started to abound, Japan has bottomed, Latin America's recession looks short and shallow, Europe should come out of its inventory correction soon, and of course the U.S. economy is booming. In short, the contrary model that we were talking about last fall, a recovering world in 1999, and world GDP back on a normal 3% growth track next year, is now becoming consensus thinking.

       The stock market, taking its cue from all this, has in fact broadened in the last three months, as we expected it would, and our portfolio has participated, in spades. Our energy and other commodity cyclicals, some 30% of the fund, and the obvious beneficiary of everybody getting more comfortable with the world, led the way, up generally 25%-50% during the quarter. But we have also seen real signs of life in other "value" stocks we own that have been underperforming despite solid fundamentals, e.g. REITs, HMOs and our hospital stocks. Citigroup, our largest holding, at 8% of the fund, was up 34% during the April quarter. In short, our portfolio did well in the April quarter across a broad front.

       These good absolute returns were only part of the explanation for our strong relative performance in the second quarter. We were also helped by our sharp underweighting in large-cap growth stocks, many of which languished during the quarter. We don't own a share of large-cap technology, pharmaceutical, or consumer nondurable stocks--they are all too rich for our blood at this time. Interestingly, we outperformed other value funds during the quarter by nearly as much as the S&P 500 Index. It is surprising that other value funds did not outperform the S&P 500 more decisively in this period, given the rotation from growth to value that was occurring. We suspect that there is a fair sprinkling of growth stocks in some of these portfolios, and this dragged down their results. In other words, our strict adherence to our value approach, which hurt us last year, helped us in the April quarter, not only versus the market but also versus other value funds.

       For the calendar year 1999 to date, through April 30, we were over 8 percentage points ahead of the S&P 500, a little more than that ahead of the Lipper growth and income average and Morningstar large value, and second among the 30 largest equity funds.

       Will the rotation from growth to value continue? It's hard to say. If the evidence that the world economy is getting back on track continues to mount, the rotation is likely to continue. In any event, we are confident that the large-cap growth stocks, with their still very rich valuations relative to the market, are unlikely to repeat the huge outperformance of stocks in general that made our life so difficult in late 1997 and throughout 1998.

       In summary, it feels like the stock market is now more of a level playing field, and we can now do our opportunistic, bargain-hunting "thing" and have our successes show in relative performance as they occur, instead of seeing them washed away in a sea of large-cap growth domination. Historically, it is in such broad markets that Windsor shines.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

May 17, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the Fund's assets in those securities it believes offer the best return potential.

PERFORMANCE SUMMARY
WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
----------------------------------------------------------
                    WINDSOR FUND               S&P 500
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1979        13.5%       6.0%       19.5%        15.3%
1980        17.2        7.0        24.2         32.1
1981        11.1        6.9        18.0          0.6
1982        14.2        7.0        21.2         16.3
1983        25.3        7.3        32.6         27.8
1984         9.6        6.9        16.5          6.3
1985        16.6        6.7        23.3         19.4
1986        22.8        6.5        29.3         33.2
1987         2.7        1.9         4.6          6.4
1988        18.9        8.1        27.0         14.8
1989        11.9        5.2        17.1         26.4
1990       -31.8        3.9       -27.9         -7.5
1991        35.7        9.0        44.7         33.5
1992         4.3        5.0         9.3         10.0
1993        24.6        3.7        28.3         14.9
1994         3.7        2.6         6.3          3.9
1995        14.2        3.6        17.8         26.4
1996        19.6        3.6        23.2         24.1
1997        24.3        2.7        27.0         32.1
1998        -2.0        1.2        -0.8         22.0
1999*       21.0        1.0        22.0         22.3
----------------------------------------------------------

*Six months ended April 30, 1999.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------
                                                                                10 YEARS
                           INCEPTION                              -----------------------------------
                             DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------
Windsor Fund              10/23/1958      -7.89%      16.23%         9.13%        3.84%      12.97%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 10.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                   WINDSOR         S&P 500
----------------------------------------------------------
Number of Stocks                       104             500
Median Market Cap                   $10.8B          $66.4B
Price/Earnings Ratio                 20.4x           29.0x
Price/Book Ratio                      2.3x            5.1x
Yield                                 1.3%            1.3%
Return on Equity                     14.3%           22.4%
Earnings Growth Rate                 13.2%           15.4%
Foreign Holdings                     13.7%            1.5%
Turnover Rate                         28%*              --
Expense Ratio                       0.28%*              --
Cash Reserves                         1.2%              --

*Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                   WINDSOR         S&P 500
----------------------------------------------------------
R-Squared                             0.75            1.00
Beta                                  1.04            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
Citigroup, Inc.                                   8.0%
Alcoa Inc.                                        5.9
AT&T Corp.                                        5.1
Rhone-Poulenc SA                                  4.6
Columbia/HCA Healthcare Corp.                     3.1
Burlington Resources, Inc.                        3.0
Caterpillar, Inc.                                 2.9
News Corp. Ltd. ADR                               2.6
Golden West Financial Corp.                       2.6
Washington Mutual, Inc.                           2.3
----------------------------------------------------------
Top Ten                                          40.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------
                                 APRIL 30, 1998        APRIL 30, 1999
                                -------------------------------------------
                                    WINDSOR         WINDSOR         S&P 500
                                -------------------------------------------
Auto & Transportation                 5.8%            6.0%            2.7%
Consumer Discretionary                0.4             2.6            13.0
Consumer Staples                      0.0             0.0             7.9
Financial Services                   22.8            28.0            17.2
Health Care                          12.6            13.3            11.2
Integrated Oils                       4.0             5.0             5.7
Other Energy                          7.5             9.8             1.1
Materials & Processing               19.5            15.7             3.8
Producer Durables                    12.0             5.7             3.9
Technology                            5.1             4.3            16.8
Utilities                             7.1             6.7            11.3
Other                                 3.2             2.9             5.4
---------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
WINDSOR FUND                                          SHARES         (000)
--------------------------------------------------------------------------
COMMON STOCKS (94.5%)+
--------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.7%)
   Compagnie Generale des
    Etablissements Michelin
    Class B shares                                 7,552,136   $   343,163
   Canadian National
    Railway Co.                                    3,514,700       221,865
   Eaton Corp.                                     2,417,500       221,655
   Delta Air Lines, Inc.                           3,228,122       204,784
-(1)America West Holdings Corp.
     Class B                                       4,398,100        91,810
                                                               -----------
                                                                 1,083,277
                                                               -----------
CONSUMER DISCRETIONARY (2.4%)
    May Department Stores Co.                      3,682,500       146,610
(1) Ross Stores, Inc.                              2,433,500       111,789
-   BJ's Wholesale Club, Inc.                      2,278,600        60,525
-   Jones Apparel Group, Inc.                      1,765,000        58,245
    TJX Cos., Inc.                                 1,596,300        53,177
    Waste Management, Inc.                           365,300        20,639
-(1)HomeBase, Inc.                                 2,362,900        11,814
                                                               -----------
                                                                   462,799
                                                               -----------
FINANCIAL SERVICES (26.4%)
    BANKS--OUTSIDE NEW YORK CITY (4.5%)
    Bank of America Corp.                          5,330,371       383,787
    First Union Corp.                              4,367,798       241,867
    U.S. Bancorp                                   3,493,500       129,478
    National City Corp.                            1,327,200        95,227

    DIVERSIFIED FINANCIAL SERVICES (8.0%)
    Citigroup, Inc.                               20,275,000     1,525,694

    INSURANCE--MULTI-LINE (4.5%)
    CIGNA Corp.                                    4,971,600       433,461
    Allstate Corp.                                11,728,000       426,606
    Horace Mann Educators Corp.                      263,500         5,995

    INSURANCE--PROPERTY-CASUALTY (0.6%)
    PartnerRe Ltd.                                 2,080,200        85,808
    IPC Holdings Ltd.                              1,689,700        29,781

    REAL ESTATE INVESTMENT TRUST (3.9%)
(1) Archstone Communities
     Trust REIT                                    8,249,600       187,163
    Equity Residential Properties
     Trust REIT                                    3,489,100       161,371
(1) Liberty Property Trust REIT                    5,433,500       131,083
    Avalonbay Communities,
     Inc. REIT                                     3,058,536       107,049
(1) Camden Property Trust REIT                     2,283,600        61,657
    Spieker Properties, Inc. REIT                  1,323,500        51,947
    CarrAmerica Realty Corp. REIT                  1,748,600        43,278

    SAVINGS & LOAN (4.9%)
(1) Golden West Financial Corp.                    4,951,800       495,799
    Washington Mutual, Inc.                       10,620,264       436,758
                                                               -----------
                                                                 5,033,809
                                                               -----------
HEALTH CARE (12.6%)
   Rhone-Poulenc SA ADR                           18,407,650       867,461
   Columbia/HCA
    Healthcare Corp.                              24,300,000       599,906
   Aetna Inc.                                      3,378,100       296,217
-  Tenet Healthcare Corp.                         10,012,300       236,541
-  PacifiCare Health Systems,
    Inc. Class B                                   1,710,000       136,426

--------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
WINDSOR FUND                                          SHARES         (000)
--------------------------------------------------------------------------
-(1)Foundation Health Systems
     Class A                                       7,267,660   $   100,385
-(1)PacifiCare Health Systems
     Inc. Class A                                  1,183,300        86,751
    Pharmacia & Upjohn, Inc.                       1,200,100        67,206
    Rhone-Poulenc SA Class A                         102,071         4,858
                                                               -----------
                                                                 2,395,751
                                                               -----------
INTEGRATED OILS (4.7%)
    USX-Marathon Group                            13,713,700       428,553
    Shell Transport & Trading
      Co. ADR                                      3,931,000       178,615
(1) Lyondell Chemical Co.                          6,545,903       127,645
(1) Murphy Oil Corp.                               2,528,200       118,667
(1) Cabot Oil & Gas Corp. Class A                  2,467,800        43,186
                                                               -----------
                                                                   896,666
                                                               -----------
OTHER ENERGY (9.3%)
(1) Burlington Resources, Inc.                    12,267,000       565,049
(1) Transocean Offshore, Inc.                      9,453,300       280,645
(1) Union Pacific Resources
     Group, Inc.                                  13,941,500       195,181
    Anadarko Petroleum Corp.                       4,994,000       189,460
    Apache Corp.                                   4,743,100       145,554
(1) Ultramar Diamond
     Shamrock Corp.                                5,515,200       127,194
(1) Valero Energy Corp.                            5,417,300       120,874
    Alberta Energy Co. Ltd.                        2,233,300        65,882
-(1)EEX Corp.                                      4,148,499        26,965
    Noble Affiliates, Inc.                           821,100        26,327
    Devon Energy Corp.                               739,675        24,594
                                                               -----------
                                                                 1,767,725
                                                               -----------
MATERIALS & PROCESSING (14.8%)
    Alcoa Inc.                                    17,910,734     1,114,943
(1) IMC Global Inc.                               10,853,280       271,332
-   Smurfit-Stone Container Corp.                  7,488,950       175,054
(1) Bowater Inc.                                   3,054,580       163,802
    Abitibi-Consolidated, Inc.                    12,226,500       145,190
    Jefferson Smurfit Group
     PLC ADR                                       4,881,941       130,592
(1) AK Steel Corp.                                 4,730,252       122,987
    Hercules, Inc.                                 2,810,300       106,264
(1) Phosphate Resources
     Partners LP                                   8,600,700       101,058
    Anderson Exploration Ltd.                      8,022,400        96,403
    Air Products & Chemicals, Inc.                 1,412,600        66,392
    Pechiney SA ADR A                              2,831,628        59,995
    Lafarge Corp.                                  1,485,400        50,225
    Donohue, Inc. Class A                          3,172,500        47,926
-(1)Kaiser Aluminum &
     Chemical Corp.                                5,929,334        46,323
-(1)Albany International Corp.                     1,792,641        43,472
-   Burlington Industries, Inc.                    2,383,700        19,368
    Ryerson Tull, Inc.                               840,946        19,079
    Century Aluminum Co.                           2,000,000        16,000
(1) Mississippi Chemical Corp.                     1,726,000        15,750
    Deltic Timber Corp.                              549,471        15,248
-   IMC Global Warrants
     Exp. 12/22/2000                                 644,066           725
                                                               -----------
                                                                 2,828,128
                                                               -----------
PRODUCER DURABLES (5.4%)
    Caterpillar, Inc.                              8,539,500       549,730
(1) Case Corp.                                     5,482,000       189,814
-(1)Toll Brothers, Inc.                            3,550,266        75,887
    New Holland NV                                 4,574,500        66,330
-(1)U.S. Home Corp.                                1,196,795        40,990
    Kaufman & Broad Home Corp.                     1,595,000        38,778
-(1)General Semiconductor, Inc.                    3,552,500        26,644
(1) MDC Holdings, Inc.                             1,156,300        22,692
-(1)Beazer Homes USA, Inc.                           787,464        18,161
                                                               -----------
                                                                 1,029,026
                                                               -----------
TECHNOLOGY (4.1%)
-   General Instrument Corp.                       7,289,900       266,081
(1) Scientific-Atlanta, Inc.                       7,731,400       245,472
-(1)Arrow Electronics, Inc.                        6,773,700       123,197
-   Quantum Corp.                                  4,268,200        76,294
    Avnet, Inc.                                    1,632,000        69,258
                                                               -----------
                                                                   780,302
                                                               -----------
UTILITIES (6.4%)
    AT&T Corp.                                    19,089,317       964,010
-   MCI WorldCom, Inc.                             3,014,493       247,188
                                                               -----------
                                                                 1,211,198
                                                               -----------
OTHER (2.7%)
    Kemira Oy ADR                                  1,336,000        17,034
    Miscellaneous (2.6%)                                           504,070
                                                               -----------
                                                                   521,104
                                                               -----------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $13,472,701)                                           18,009,785
--------------------------------------------------------------------------
PREFERRED STOCK (2.6%)
--------------------------------------------------------------------------
News Corp. Ltd. ADR
   (COST $298,591)                                16,298,475       498,122
--------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)+
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 4.77%, 7/28/1999                                $ 15,000        14,833
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.89%, 5/3/1999                                   352,468       352,468
   4.91%, 5/3/1999--Note F                             3,900         3,900
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $371,195)                                                 371,201
--------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
   (COST $14,142,487)                                           18,879,108
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                                    (000)
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
--------------------------------------------------------------------------
Other Assets--Note C                                          $   331,672
Liabilities--Note F                                              (153,191)
                                                              ------------
                                                                  178,481
--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 1,044,327,243 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                  $19,057,589
==========================================================================

NET ASSET VALUE PER SHARE                                          $18.25
==========================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

+ The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.2% and 0.2%, respectively of net assets. See Note E in Notes to Financial Statements.

(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,391,238,000.

(2) Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------
                                                        AMOUNT         PER
                                                         (000)       SHARE
--------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid in Capital                                    $13,559,207      $12.98
Undistributed Net
  Investment Income                                     63,061         .06
Accumulated Net
  Realized Gains                                       703,158         .67
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                              4,736,621        4.54
  Futures Contracts                                     (4,458)        --
--------------------------------------------------------------------------
NET ASSETS                                         $19,057,589      $18.25
==========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            WINDSOR FUND
                                                                                         SIX MONTHS ENDED APRIL 30, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                               $   153,239
    Interest                                                                                                       2,500
    Security Lending                                                                                                 431
                                                                                                            -------------
        Total Income                                                                                             156,170
                                                                                                            -------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                 11,073
        Performance Adjustment                                                                                    (8,006)
    The Vanguard Group--Note C
        Management and Administrative                                                                             19,555
        Marketing and Distribution                                                                                 1,469
    Custodian Fees                                                                                                   606
    Auditing Fees                                                                                                      9
    Shareholders' Reports                                                                                            218
    Trustees' Fees and Expenses                                                                                       14
                                                                                                            -------------
        Total Expenses                                                                                            24,938
        Expenses Paid Indirectly--Note C                                                                          (2,396)
                                                                                                            -------------
        Net Expenses                                                                                              22,542
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            133,628
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                                                                  702,542
    Futures Contracts                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                702,542
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES
    Investment Securities                                                                                      2,710,053
    Futures Contracts                                                                                             (4,458)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                      2,705,595
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $3,541,765
=========================================================================================================================

*Dividend income and realized net gain from affiliated companies were $50,548,000 and $144,486,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-------------------------------------------------------------------------------------------------------------------------
                                                                                                  WINDSOR FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 1999       OCT. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                             $      133,628      $      270,099
    Realized Net Gain                                                                        702,542           1,346,037
    Change in Unrealized Appreciation (Depreciation)                                       2,705,595          (1,700,942)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                    3,541,765             (84,806)
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (141,766)           (268,858)
    Realized Capital Gain                                                                 (1,341,488)         (3,045,000)
                                                                                       ----------------------------------
        Total Distributions                                                               (1,483,254)         (3,313,858)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   559,115           1,632,455
    Issued in Lieu of Cash Distributions                                                   1,399,226           3,148,447
    Redeemed                                                                              (3,314,661)         (3,704,909)
                                                                                       ----------------------------------
        Net Increase (Decrease) from Capital Share Transactions                           (1,356,320)          1,075,993
-------------------------------------------------------------------------------------------------------------------------
        Total Increase (Decrease)                                                            702,191          (2,322,671)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                   18,355,398          20,678,069
                                                                                       ----------------------------------
    End of Period                                                                        $19,057,589         $18,355,398
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    34,608              92,583
    Issued in Lieu of Cash Distributions                                                      94,992             187,538
    Redeemed                                                                                (208,297)           (214,952)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Shares Outstanding                                        (78,697)             65,169
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         WINDSOR FUND
                                                                                    YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED      -------------------------------------------------------------
THROUGHOUT EACH PERIOD                       APRIL 30, 1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $16.34       $19.55       $16.99       $15.55       $14.55       $14.95
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                               .13          .23          .36          .43          .44          .44
    Net Realized and Unrealized Gain (Loss)
        on Investments                                 3.14         (.32)        3.94         2.85         1.86          .42
                                                    -------------------------------------------------------------------------
        Total from Investment Operations               3.27         (.09)        4.30         3.28         2.30          .86
                                                    -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income               (.13)        (.24)        (.41)        (.46)        (.44)        (.37)
    Distributions from Realized Capital Gains         (1.23)       (2.88)       (1.33)       (1.38)        (.86)        (.89)
                                                    -------------------------------------------------------------------------
        Total Distributions                           (1.36)       (3.12)       (1.74)       (1.84)       (1.30)       (1.26)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $18.25       $16.34       $19.55       $16.99       $15.55       $14.55
=============================================================================================================================

TOTAL RETURN                                         22.00%       -0.78%       27.04%       23.16%       17.80%        6.35%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $19,058      $18,355      $20,678      $15,841      $13,008      $11,406
    Ratio of Total Expenses to
        Average Net Assets                           0.28%*        0.27%        0.27%        0.31%        0.45%        0.45%
    Ratio of Net Investment Income to
        Average Net Assets                           1.50%*        1.31%        1.89%        2.75%        3.01%        3.11%
    Portfolio Turnover Rate                            28%*          48%          61%          34%          32%          34%
=============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended April 30, 1999, the advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $8,006,000 (0.09%) based on performance.

       In March and April 1999, the Board of Trustees approved the addition of a second investment adviser, Sanford C. Bernstein & Co. ("Bernstein"), and a plan for Bernstein to assume responsibility for managing a portion of the fund's net assets by June 1, 1999.

       The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $2,724,000 to Vanguard (included in Other Assets), representing 0.01% of net assets and 3.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

       Vanguard has asked the fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the six months ended April 30, 1999, directed brokerage arrangements reduced the fund's expenses by $2,396,000 (an annual rate of 0.03% of average net assets).

D. During the six months ended April 30, 1999, the fund purchased $2,461,579,000 of investment securities and sold $5,807,738,000 of investment securities, other than temporary cash investments.

E. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,736,621,000, consisting of unrealized gains of $5,839,140,000 on securities that had risen in value since their purchase and $1,102,519,000 in unrealized losses on securities that had fallen in value since their purchase.

       At April 30, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized depreciation were:

-----------------------------------------------------------------------------------
                                                                  (000)
                                                     ------------------------------
                                                       AGGREGATE
                                 NUMBER OF             SETTLEMENT       UNREALIZED
FUTURES CONTRACTS              LONG CONTRACTS             VALUE        DEPRECIATION
-----------------------------------------------------------------------------------
S&P 500 Index                       982                  $328,111        $(4,458)
-----------------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at April 30, 1999, was $3,647,000, for which the fund held cash collateral of $3,900,000. Cash collateral received is invested in repurchase agreements.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q222-06/11/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

VANGUARD
WINDSOR II FUND

[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3


                                ADVISER'S REPORT
                                        5


                                  FUND PROFILE
                                        6


                               PERFORMANCE SUMMARY
                                        8


                              FINANCIAL STATEMENTS
                                        9

                         SEE THE NOTICE TO SHAREHOLDERS
                            ABOUT WINDSOR II FUND'S
                          INCOME DIVIDENDS ON PAGE 18.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

The U.S. stock market resumed its amazing ascent during the six months ended April 30, 1999, the first half of Vanguard Windsor II Fund's fiscal year. Your fund earned +17.3% for the six months, a fine result in absolute terms but a bit behind the average return of our value-oriented peers, and further behind that of the Standard & Poor's 500 Composite Stock Price Index, which combines both growth and value stocks.

       The table at right presents the six-month total returns (capital change plus reinvested dividends) for Windsor II and its comparative standards. The fund's return is based on an increase in net asset value from $31.07 per share on October 31, 1998, to $32.86 per share on April 30, 1999, with the latter figure adjusted for a dividend of $0.44 per share paid from net investment income and a distribution of $2.67 per share paid from net realized capital gains.

-------------------------------------------------------
                                        TOTAL RETURNS
                                       SIX MONTHS ENDED
                                        APRIL 30, 1999
-------------------------------------------------------
Vanguard Windsor II Fund                    +17.3%
-------------------------------------------------------
Average Value Fund                          +18.8%
-------------------------------------------------------
S&P 500 Index                               +22.3%
-------------------------------------------------------

THE PERIOD IN REVIEW

A remarkable domestic economic environment--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall stock market, as measured by the Wilshire 5000 Equity Index, gained +22.8%, just ahead of the best-known benchmark for large-capitalization stocks, the S&P 500 Index.

       In contrast to the previous year, when growth stocks far outperformed value stocks, returns from these segments of the S&P 500 Index during the half-year were similar: +22.6% for growth stocks and +21.7% for value stocks, which are Windsor II's bread and butter. But the two groups took very different routes to their destination. Growth stocks were up sharply during the first half of the semiannual period, amassing a lead of nearly 11 percentage points over value stocks. But the situation reversed during the final three months, as energy and commodity companies posted sharp gains, helping value stocks to make up most of their shortfall.

       The strength of the economy's expansion, which buoyed stock prices for the commodity sectors, was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if higher prices for goods and services also translate into higher corporate profits.)

       Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rose, of course, bond prices declined. During the half-year, these price declines shaved 2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

Vanguard Windsor II Fund's return of +17.3% trailed the return of the average value (growth and income) fund by 1.5 percentage points and the return of the S&P 500 Index by 5 percentage points. In relation to the index, we were hurt by our small stake in technology--the hottest market sector (up about +42%) during the half-year, but one that offers few stocks with attractive dividend yields. Windsor II held about 3% of equity assets in tech stocks during the period, less than one-fifth the weighting of this sector in the S&P 500 Index. The rest of our shortfall versus both our average peer and the index can be attributed to subpar stock selection. We earned only about +7% on our sizable stake in utilities--about 18% of our stocks during the half-year--while the utilities sector within the S&P 500 earned more than +22%. In essence, we did not own the long-distance and cellular phone companies that were the sector's best performers. Our holdings in the consumer-discretionary sector also underperformed the market.

       On the positive side, the fund benefited by having only a small position in health-care stocks, which were generally laggards during the six-month period. Adroit stock-picking among the energy companies also helped our results versus our peers and the index.

       As you know, our philosophy of maintaining a diversified portfolio of value stocks--typically out-of-favor issues with below-average price/earnings ratios and above-average dividend yields--is carried out by four managers, each having full discretion in managing a portion of the fund's assets. The adjacent table shows the allocation to each adviser as of April 30.

----------------------------------------------------------------
                                           TOTAL ASSETS MANAGED
                                           AS OF APRIL 30, 1999
                                         -----------------------
                                         $ MILLION    PERCENTAGE
----------------------------------------------------------------
Barrow, Hanley, Mewhinney &
  Strauss, Inc.                            $23,432        68%
Equinox Capital Management, Inc.             4,260        12
Tukman Capital Management, Inc.              3,645        10
Vanguard Core Management Group               1,849         5
Cash Reserve*                                1,568         5
----------------------------------------------------------------
Total                                      $34,754       100%
----------------------------------------------------------------

*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

IN SUMMARY

During the semiannual period, the stock market once again demonstrated its unpredictability. Price fluctuations were substantial--both for individual stocks and for broader sectors of the market. And just as market commentators began to question whether value stocks were perpetually fated to underperform glamorous growth stocks, the value sectors bolted from the back of the pack to the front.

       These events reaffirm the wisdom of holding a broadly diversified portfolio comprising growth and value stock funds as well as bond funds and money market funds. Each investor's mix of assets should reflect his or her investment goals, time horizon, and tolerance for the ever-present risks of investing. Once such a program is in place, we believe that the soundest strategy is sticking with it--"staying the course."

/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer

May 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 1999
                                           -----------------------------------
                                           6 MONTHS      1 YEAR       5 YEARS*
------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
------------------------------------------------------------------------------

*Annualized.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

ADVISER'S REPORT

[PHOTO]

Vanguard Windsor II Fund's performance during the past six months has been disappointing. The S&P 500 Index gained 22.3%, the value component of that index gained 21.7%, and Windsor II returned 17.3%. Our underperformance occurred from November through January. Since then, the fund has recovered nicely, but not enough to erase a significant lag.

       During the period, the economy was quite strong with high employment, great homebuilding activity, and low inflation. There also appeared to be early signs of recovery in the developing economies around the Pacific Rim. It was weakness in these areas 18 months ago, you may recall, that caused considerable problems for many U.S. industrial companies, particularly those producing nondurable goods and raw materials. The whiff of a recovery in Asia--and hopes that it would boost demand for industrial goods--seem to have helped shift the stock market back toward industrial stocks.

       Corporate earnings overall may improve as fortunes shift away from technology to manufacturing, with a slowing in demand for the former and better pricing for the latter. We would expect a modest increase in inflation.

       An additional comment is in order on our performance during the first three months of our fiscal year. As always, it's not just what you own but what you do not own. The best-performing 25 stocks in the S&P/BARRA Value Index had a 55% total return for that three-month period. These stocks had an average price/earnings ratio of 47 (if we exclude the eight names that had negative earnings)--which is pretty far from a "value stock" P/E. The average dividend yield of these 25 companies was 0.7%, largely because 13 have never paid a dividend. Of course, had we known in advance that these stocks would perform as they did, we would have owned them. But lacking that prescience, we chose to follow our discipline and emphasize stocks with relatively low P/E ratios, low price/book ratios, and high current dividend yields.

       There seems to have been a decided shift in market leadership in the past two months or so. Small- and mid-capitalization names are responding to their individual fundamentals rather than being pressured by seemingly unrelated external factors. Internet "trees" seem to be having trouble in growing to the sky. Investors seem, finally, to be asking what growth is worth. After all, price is the most important component when measuring the success of an investment.

       Windsor II continues to have large holdings in banks, which are still quite cheap even after years of good performance. Oil-service companies are doing very well as pricing improves. Electric utilities will act better if progress is made toward deregulation. We believe that our retail holdings will show nice returns as continuing growth in disposable income leads to ongoing increases in store sales and as it becomes clear that the Internet will not empty all the malls.

       We feel the fund's current composition should provide good performance in the second half of our fiscal year.

Barrow, Hanley, Mewhinney & Strauss, Inc.

May 12, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

FUND PROFILE
WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                WINDSOR II         S&P 500
-----------------------------------------------------------
Number of Stocks                       271             500
Median Market Cap                   $26.3B          $66.4B
Price/Earnings Ratio                 20.7x           29.0x
Price/Book Ratio                      3.2x            5.1x
Yield                                 1.9%            1.3%
Return on Equity                     18.8%           22.4%
Earnings Growth Rate                  8.3%           15.4%
Foreign Holdings                      1.3%            1.5%
Turnover Rate                         21%*              --
Expense Ratio                       0.39%*              --
Cash Reserves                         1.2%              --

*Annualized.


INVESTMENT FOCUS
-----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------
                                WINDSOR II         S&P 500
-----------------------------------------------------------
R-Squared                             0.90            1.00
Beta                                  0.88            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
The Chase Manhattan Corp.                          3.1%
Bank of America Corp.                              3.0
Anheuser-Busch Cos., Inc.                          2.8
SBC Communications Inc.                            2.5
Williams Cos., Inc.                                2.5
GTE Corp.                                          2.5
Citigroup, Inc.                                    2.5
Honeywell, Inc.                                    2.4
Washington Mutual, Inc.                            2.3
Waste Management, Inc.                             2.3
-----------------------------------------------------------
Top Ten                                           25.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------
                                           APRIL 30, 1998                  APRIL 30, 1999
                                       ---------------------------------------------------------
                                             WINDSOR II             WINDSOR II        S&P 500
                                       ---------------------------------------------------------
Auto & Transportation                            5.7%                   3.9%            2.7%
Consumer Discretionary                          12.0                   12.9            13.0
Consumer Staples                                 5.7                    6.6             7.9
Financial Services                              25.4                   28.0            17.2
Health Care                                      1.7                    2.3            11.2
Integrated Oils                                  6.2                    4.8             5.7
Other Energy                                     3.2                    7.6             1.1
Materials & Processing                           3.1                    4.3             3.8
Producer Durables                                4.6                    4.4             3.9
Technology                                       4.2                    2.8            16.8
Utilities                                       18.0                   16.1            11.3
Other                                           10.2                    6.3             5.4
------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR II  FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 24, 1985-APRIL 30, 1999
-------------------------------------------------------
                   WINDSOR II FUND             S&P 500
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------
1985        -0.9%       1.1%         0.2%         1.8%
1986        31.2        4.4         35.6         33.2
1987        -0.6        1.5          0.9          6.4
1988        14.5        6.0         20.5         14.8
1989        19.5        5.2         24.7         26.4
1990       -21.5        4.0        -17.5         -7.5
1991        29.4        7.2         36.6         33.5
1992         7.9        4.6         12.5         10.0
1993        15.8        3.7         19.5         14.9
1994        -0.8        3.0          2.2          3.9
1995        19.2        3.9         23.1         26.4
1996        23.8        3.4         27.2         24.1
1997        28.1        3.2         31.3         32.1
1998        14.1        2.4         16.5         22.0
1999*       15.6        1.7         17.3         22.3
-------------------------------------------------------

*Six months ended April 30, 1999.

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                                                                       10 YEARS
                                   INCEPTION                               --------------------------------
                                     DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Windsor II Fund                    6/24/1985       5.31%      22.90%        12.62%        3.89%      16.51%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)+
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.7%)
   Ford Motor Co.                                    10,940,900       $  699,534
   General Motors Corp.                               5,855,700          520,791
   Burlington Northern
    Santa Fe Corp.                                      333,300           12,207
   Delta Air Lines, Inc.                                151,600            9,617
   Dana Corp.                                           189,800            8,944
   PACCAR, Inc.                                         140,000            7,840
-  UAL Corp.                                             88,900            7,179
   Tidewater Inc.                                       245,800            6,514
-  Continental Airlines, Inc. Class B                   128,000            5,528
   TRW, Inc.                                            127,600            5,351
   Autoliv, Inc.                                        146,470            5,053
-  Navistar International Corp.                          65,700            3,437
                                                                      ----------
                                                                       1,291,995
                                                                      ----------
CONSUMER DISCRETIONARY (12.2%)
   Waste Management, Inc.                            14,070,997          795,011
   Sears, Roebuck & Co.                              15,906,200          731,685
-(1)Kmart Corp.                                      39,622,500          589,385
 (1)Service Corp. International                      23,045,900          478,202
   J.C. Penney Co., Inc.                              7,378,200          336,630
   Gannett Co., Inc.                                  3,948,000          279,568
   Wal-Mart Stores, Inc.                              5,347,000          245,962
   Time Warner, Inc.                                  2,816,600          197,162
   The Walt Disney Co.                                5,670,532          180,039
   Eastman Kodak Co.                                  1,955,600          145,937
   Kimberly-Clark Corp.                               2,376,400          145,703
-  Viacom Inc. Class B                                  262,800           10,742
   Browning-Ferris Industries, Inc.                     244,400            9,745
-  Tricon Global Restaurants, Inc.                      149,400            9,618
-  Circus Circus Enterprises Inc.                       397,600            8,374
-  Harrah's Entertainment, Inc.                         367,100            8,076
   Dayton Hudson Corp.                                  119,000            8,010
   Maytag Corp.                                         106,300            7,268
-  Toys R Us, Inc.                                      294,800            6,412
   Darden Restaurants Inc.                              264,000            5,890
-  Neiman Marcus Group Inc.                             231,900            5,580
   The Warnaco Group, Inc.
    Class A                                             201,000            5,364
   R.R. Donnelley & Sons Co.                            109,400            3,870
   CKE Restaurants Inc.                                 208,890            3,421
-  OfficeMax, Inc.                                      322,000            3,260
   Premark International, Inc.                           85,700            3,155
   May Department Stores Co.                             74,037            2,948
-  Venator Group, Inc.                                  294,100            2,849
   American Greetings Corp.
    Class A                                              98,600            2,582
   CBRL Group, Inc.                                     106,200            2,144
   Dillard's Inc.                                        68,800            1,905
   McDonald's Corp.                                      34,000            1,441
   VF Corp.                                              24,300            1,251
   Knight Ridder                                         23,000            1,238
-  ACNielson Corp.                                       28,600              797
                                                                      ----------
                                                                       4,241,224
                                                                      ----------
CONSUMER STAPLES (6.2%)
   Anheuser-Busch Cos., Inc.                         13,386,400          978,880
   Philip Morris Cos., Inc.                          15,990,500          560,667
   Imperial Tobacco Group ADR                        12,448,100          245,850
   PepsiCo, Inc.                                      4,791,600          176,990
   H.J. Heinz Co.                                     2,781,100          129,843
   Sara Lee Corp.                                     2,765,200           61,526
   Bestfoods                                            123,200            6,183
   IBP, Inc.                                            205,500            4,161
   Tyson Foods, Inc.                                    101,000            2,089
   Brown-Forman Corp. Class B                            15,100            1,113

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
-  The Kroger Co.                                        16,300       $      885
   Dean Foods Corp.                                       9,900              353
                                                                      ----------
                                                                       2,168,540
                                                                      ----------
FINANCIAL SERVICES (26.4%)
   BANKS--NEW YORK CITY (4.4%)
   The Chase Manhattan Corp.                         12,985,256        1,074,530
   Bankers Trust Corp.                                4,728,300          425,843
   The Bank of New York Co., Inc.                       366,400           14,656
   J.P. Morgan & Co., Inc.                               14,000            1,887

   BANKS--OUTSIDE NEW YORK CITY (9.2%)
   Bank of America Corp.                             14,680,074        1,056,965
   First Union Corp.                                 12,298,702          681,041
   PNC Bank Corp.                                     9,709,200          561,920
   Bank One Corp.                                     7,448,883          439,484
   Wells Fargo Co.                                    8,093,700          349,547
   Fleet Financial Group, Inc.                          324,200           13,961
   Wachovia Corp.                                       142,800           12,549
   National City Corp.                                  172,800           12,398
   Mellon Bank Corp.                                    158,500           11,779
   BankBoston Corp.                                     236,900           11,608
   KeyCorp                                              327,200           10,123
   AmSouth Bancorp                                      185,400            8,818
   Comerica, Inc.                                       130,950            8,520
   City National Corp.                                  163,200            6,304
   UnionBanCal Corp.                                    184,278            6,288
   Zions Bancorp                                         62,600            4,175
   SunTrust Banks, Inc.                                  49,300            3,525
   M & T Bank Corp.                                       5,300            2,963
   BB&T Corp.                                            58,600            2,340
   Commerce Bancshares, Inc.                             34,860            1,427
   Provident Financial Group, Inc.                       29,600            1,240
   Regions Financial Corp.                               26,800            1,012
   Popular, Inc.                                         21,200              657
   Fulton Financial Corp.                                 3,200               75

   DATA PROCESS SERVICES (0.1%)
   First Data Corp.                                     217,800            9,243
-  DST Systems, Inc.                                    110,000            6,408
   Deluxe Corp.                                           6,300              218

   DIVERSIFIED FINANCIAL SERVICES (4.4%)
   Citigroup, Inc.                                   11,376,587          856,088
   American Express Co.                               2,873,008          375,466
   Morgan Stanley Dean Witter
    & Co.                                             1,680,000          166,635
   American General Corp.                             1,574,600          116,520
   Transamerica Corp.                                   138,400            9,861
   The CIT Group, Inc.                                  203,400            6,610
   Merrill Lynch & Co., Inc.                             38,600            3,240
   Marsh & McLennan Cos., Inc.                            6,600              505

   FINANCE COMPANIES
   FINOVA Group, Inc.                                    82,900            4,005
-  FIRSTPLUS Financial Group, Inc.                      319,300              259

   INFORMATION SERVICES
   Dun & Bradstreet Corp.                               107,400            3,947

   INSURANCE--MULTILINE (4.4%)
   Allstate Corp.                                    15,131,244          550,399
   Aon Corp.                                          7,092,375          485,828
   American International
    Group, Inc.                                       3,975,330          466,853
   The Hartford Financial Services
    Group Inc.                                          185,600           10,939
   Hartford Life, Inc.                                  122,000            6,382
   Old Republic International Corp.                     267,100            5,225
   SAFECO Corp.                                          72,900            2,898
   Reliance Group Holdings                               89,400              671
   CIGNA Corp.                                            7,500              654
   American National Insurance Co.                        4,700              326
-  Alleghany Corp.                                          510               94

   INSURANCE--PROPERTY-CASUALTY (0.1%)
   Travelers Property Casualty Corp.                    188,200            6,493
   Everest Reinsurance
    Holdings, Inc.                                      152,900            4,635
   The PMI Group Inc.                                    72,900            4,069
   Mercury General Corp.                                 12,100              437

   MISCELLANEOUS (1.3%)
   Fannie Mae                                         5,834,700          413,899
   Associates First Capital Corp.                     1,024,701           45,407
   Nationwide Financial
    Services, Inc.                                      134,400            6,233
   AMBAC Financial Group Inc.                            95,900            5,790

   REAL ESTATE INVESTMENT TRUST (0.1%)
   Equity Office Properties Trust
    REIT                                                309,400            8,528
   Equity Residential Properties
    Trust REIT                                          169,000            7,816
   Simon Property Group, Inc. REIT                      197,000            5,651
   Spieker Properties, Inc. REIT                         43,500            1,707
   Duke Realty Investments, Inc. REIT                     1,231               29

   RENT & LEASE SERVICES
   Ryder System, Inc.                                   227,200            5,992

   SAVINGS & LOAN (2.4%)
   Washington Mutual, Inc.                           19,696,134          810,004
-  Golden State Bancorp Inc.                            332,300            8,162
   Golden West Financial Corp.                           63,200            6,328
   Green Point Financial Corp.                          152,800            5,348
   Peoples Bank Bridgeport                               47,000            1,481

   SECURITIES BROKERS & SERVICES
   Countrywide Credit
    Industries, Inc.                                    148,800            6,743
   A.G. Edwards & Sons, Inc.                            186,350            6,522
                                                                      ----------
                                                                       9,176,183
                                                                      ----------
HEALTH CARE (2.2%)
   American Home Products
    Corp.                                             4,610,500          281,241
   Columbia/HCA Healthcare
    Corp.                                             6,266,900          154,714
   Aetna Inc.                                         1,657,000          145,298
   Bristol-Myers Squibb Co.                           2,124,000          135,007

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
   Pharmacia & Upjohn, Inc.                             136,400            7,638
   Abbott Laboratories                                  157,600            7,634
   United Healthcare Corp.                              119,300            6,696
-  Tenet Healthcare Corp.                               251,900            5,951
-  Wellpoint Health Networks Inc.
    Class A                                              76,500            5,374
-  Beverly Enterprises, Inc.                            209,900            1,364
-  Humana, Inc.                                          98,800            1,346
                                                                      ----------
                                                                         752,263
                                                                      ----------
INTEGRATED OILS (4.5%)
   Phillips Petroleum Co.                             9,056,400          458,480
(1)Occidental Petroleum Corp.                        20,894,900          421,816
   Exxon Corp.                                        2,622,600          217,840
   Mobil Corp.                                        2,027,500          212,381
   Enron Corp.                                        2,729,800          205,417
   Chevron Corp.                                        177,200           17,676
   Texaco Inc.                                          111,200            6,978
   Sunoco, Inc.                                         159,000            5,684
   Ashland, Inc.                                        122,700            5,184
   USX-Marathon Group                                   163,100            5,097
   Atlantic Richfield Co.                                37,200            3,122
                                                                      ----------
                                                                       1,559,675
                                                                      ----------
OTHER ENERGY (7.1%)
   Williams Cos., Inc.                               18,371,846          868,070
(1)Baker Hughes, Inc.                                21,645,400          646,656
   Halliburton Co.                                   15,156,900          646,063
   Schlumberger Ltd.                                  4,851,200          309,870
   Tosco Corp.                                          257,600            6,891
-  Noble Drilling Corp.                                  25,200              495
                                                                      ----------
                                                                       2,478,045
                                                                      ----------
MATERIALS & PROCESSING (4.1%)
(1)Fort James Corp.                                  16,738,600          636,067
(1)Millennium Chemicals, Inc.                         7,933,742          214,211
   Hanson PLC ADR                                     3,426,750          167,697
(1)Witco Chemical Corp.                               5,431,800          103,544
   Air Products & Chemicals, Inc.                     2,034,000           95,598
   Phelps Dodge Corp.                                 1,373,900           86,899
   Dow Chemical Co.                                     138,500           18,169
   E.I. du Pont de Nemours & Co.                        201,000           14,196
   The Mead Corp.                                       179,500            7,505
   Solutia, Inc.                                        286,600            6,986
   The Timber Co.                                       258,000            6,644
   Archer-Daniels-Midland Co.                           429,975            6,450
   Louisiana-Pacific Corp.                              284,300            5,917
   Lafarge Corp.                                        169,800            5,741
   Armstrong World Industries Inc.                       96,500            5,283
   Westvaco Corp.                                       172,600            5,156
   Fluor Corp.                                          150,000            5,006
   The BFGoodrich Co.                                   122,600            4,873
   Engelhard Corp.                                      190,100            3,648
   USX-U.S. Steel Group                                 110,300            3,337
   USG Corp.                                             35,000            2,043
-  Owens-Illinois, Inc.                                  68,700            1,992
   Johns Manville Corp.                                 111,500            1,498
   Owens Corning                                         30,800            1,097
                                                                      ----------
                                                                       1,409,557
                                                                      ----------
PRODUCER DURABLES (4.1%)
(1)Honeywell, Inc.                                    8,676,400          822,089
   Xerox Corp.                                        9,275,442          544,932
   Caterpillar, Inc.                                    252,600           16,261
   United Technologies Corp.                             70,400           10,199
   Lockheed Martin Corp.                                199,800            8,604
   Pitney Bowes, Inc.                                   100,800            7,050
   Pentair, Inc.                                        144,000            6,768
   Molex, Inc.                                           92,900            2,996
   AGCO Corp.                                           274,200            2,708
   Emerson Electric Co.                                  37,100            2,393
   Tektronix, Inc.                                       66,300            1,608
   Centex Corp.                                          40,800            1,492
   Sundstrand Corp.                                       7,700              552
   Tecumseh Products Co. Class A                          4,460              273
                                                                      ----------
                                                                       1,427,925
                                                                      ----------
TECHNOLOGY (2.6%)
   Electronic Data Systems Corp.                      7,893,900          424,297
   International Business
    Machines Corp.                                    1,262,100          264,016
   Intel Corp.                                        2,730,000          167,042
-  Apple Computer, Inc.                                 188,600            8,676
-  Vitesse Semiconductor Corp.                          122,500            5,673
   Motorola, Inc.                                        63,000            5,048
-  General Instrument Corp.                             128,000            4,672
-  Advanced Micro Devices, Inc.                         277,300            4,558
   Hewlett-Packard Co.                                   55,000            4,338
   Adobe Systems, Inc.                                   66,700            4,227
-  The SABRE Group Holdings, Inc.                        77,400            4,034
-  Seagate Technology Inc.                              109,200            3,044
-  NCR Corp.                                             68,800            2,821
-  Tech Data Corp.                                       40,300              942
   EG&G, Inc.                                            29,400              919
-  SCI Systems, Inc.                                      3,000              114
                                                                      ----------
                                                                         904,421
                                                                      ----------
UTILITIES (15.2%)
   SBC Communications Inc.                           15,642,298          875,969
   GTE Corp.                                         12,897,200          863,306
   U S WEST, Inc.                                    12,733,484          666,120
(1)Entergy Corp.                                     19,851,400          620,356
   American Electric Power
    Co., Inc.                                         9,090,300          376,679
   Reliant Energy, Inc.                              10,869,900          307,754
(1)Central & South West Corp.                        11,943,000          296,336
   FirstEnergy Corp.                                  8,665,177          257,247
   AT&T Corp.                                         4,613,317          232,973
-  MCI WorldCom, Inc.                                 2,671,048          219,026
   Public Service Enterprise
    Group, Inc.                                       5,302,500          212,100
   Duke Energy Corp.                                  2,008,200          112,459
   BellSouth Corp.                                      825,600           36,946
   Bell Atlantic Corp.                                  414,636           23,893
   Ameritech Corp.                                      310,600           21,257
   Sprint Corp.                                         180,300           18,492
   Southern Co.                                         442,500           11,975
   Texas Utilities Co.                                  232,200            9,230
   PG&E Corp.                                           286,000            8,884
   Comcast Corp. Class A Special                        123,900            8,139
   DTE Energy Co.                                       187,100            7,636
   Energy East Corp.                                    278,200            7,355
   Century Telephone
    Enterprises, Inc.                                   180,450            7,263
   GPU, Inc.                                            188,300            7,179
-  MediaOne Group, Inc.                                  87,300            7,120

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
   Edison International                                 283,200       $    6,938
   Ameren Corp.                                         168,200            6,507
-  U.S. Cellular Corp.                                  135,900            6,447
   PP&L Resources Inc.                                  222,288            6,210
-  MidAmerican Energy
    Holdings Co.                                        184,900            5,951
   Baltimore Gas & Electric Co.                         195,600            5,501
   Telephone & Data Systems, Inc.                        90,900            5,443
   BEC Energy                                           117,700            5,002
   Consolidated Edison Inc.                              99,200            4,507
   ALLTEL Corp.                                          64,600            4,356
   Pinnacle West Capital Corp.                          109,000            4,231
   FPL Group, Inc.                                       59,500            3,354
   Allegheny Energy, Inc.                                52,600            1,792
-  Sprint PCS                                            26,350            1,117
   PECO Energy Corp.                                     15,000              712
-  Cablevision Systems Corp. Class B                      5,500              426
   Kansas City Power & Light Co.                         13,700              366
                                                                      ----------
                                                                       5,284,554
                                                                      ----------
OTHER (6.0%)
   Raytheon Co. Class B                              10,353,600          727,340
(1)Tenneco, Inc.                                     13,588,800          366,898
(1)ITT Industries, Inc.                               9,282,100          334,156
   AlliedSignal Inc.                                  5,441,800          319,706
   General Electric Co.                               2,784,200          293,733
   Minnesota Mining &
    Manufacturing Co.                                   219,600           19,544
   Trinity Industries, Inc.                             158,200            5,507
   Loews Corp.                                           63,000            4,611
   U.S. Industries, Inc.                                227,700            4,227
   Ogden Corp.                                          103,400            2,669
   Crane Co.                                             91,950            2,661
   Brunswick Corp.                                       98,600            2,366
   Lancaster Colony Corp.                                39,500            1,165
-  Berkshire Hathaway Inc. Class B                           28               69
                                                                      ----------
                                                                       2,084,652
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $21,971,870)                                                 32,779,034
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.6%)+
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2)4.77%, 7/28/1999                                  $    3,000            2,967
Federal National Mortgage Association
(2)4.75%, 7/22/1999                                      65,000           64,293
U.S. Treasury Bill
(2)4.33%, 7/1/1999                                       10,000            9,928
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.89%,  5/3/1999                                   1,856,241        1,856,241
   4.91%, 5/3/1999--Note G                               10,731           10,731
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,944,170)                                                   1,944,160
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $23,916,040)                                                 34,723,194
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     182,914
Liabilities--Note G                                                     (152,466)
--------------------------------------------------------------------------------
                                                                          30,448
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,057,678,372 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                         $34,753,642
================================================================================

NET ASSET VALUE PER SHARE                                                 $32.86
================================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

 +The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 1.1%, respectively of net assets. See Note F in Notes to Financial Statements.

(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,529,716,000.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

--------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------
                                     AMOUNT         PER
                                      (000)       SHARE
--------------------------------------------------------
 Paid in Capital                $22,500,333      $21.27
 Undistributed Net
   Investment Income                198,663         .19
 Accumulated Net
   Realized Gains                 1,184,750        1.12
 Unrealized Appreciation--
   Note F
   Investment Securities         10,807,154       10.22
   Futures Contracts                 62,742         .06
--------------------------------------------------------
 NET ASSETS                      $34,753,642     $32.86
========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         WINDSOR II FUND
                                                                                         SIX MONTHS ENDED APRIL 30, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                $  336,480
    Interest                                                                                                      48,902
    Security Lending                                                                                                 103
                                                                                                              -----------
        Total Income                                                                                             385,485
                                                                                                              -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                 19,544
        Performance Adjustment                                                                                       332
    The Vanguard Group--Note C
        Management and Administrative                                                                             37,723
        Marketing and Distribution                                                                                 2,909
    Custodian Fees                                                                                                    45
    Auditing Fees                                                                                                     14
    Shareholders' Reports                                                                                            480
    Trustees' Fees and Expenses                                                                                       25
                                                                                                              -----------
        Total Expenses                                                                                            61,072
        Expenses Paid Indirectly--Note D                                                                          (1,233)
                                                                                                              -----------
        Net Expenses                                                                                              59,839
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            325,646
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                                                                  982,920
    Futures Contracts                                                                                            303,212
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                              1,286,132
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                      3,545,943
    Futures Contracts                                                                                            (34,743)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                               3,511,200
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $5,122,978
=========================================================================================================================

*Dividend income and realized net loss from affiliated companies were $67,446,000 and $9,082,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   WINDSOR II FUND
                                                                                      ------------------------------------
                                                                                         SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 1999       OCT. 31, 1998
                                                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                             $     325,646        $     589,221
    Realized Net Gain                                                                     1,286,132            2,457,628
    Change in Unrealized Appreciation (Depreciation)                                      3,511,200              694,834
                                                                                      ------------------------------------
        Net Increase in Net Assets Resulting from Operations                              5,122,978            3,741,683
                                                                                      ------------------------------------
DISTRIBUTIONS
    Net Investment
Income                                                                                     (421,807)           (541,835)
    Realized Capital Gain                                                                (2,559,633)         (1,694,611)
                                                                                      ------------------------------------
        Total Distributions                                                              (2,981,440)         (2,236,446)
                                                                                      ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                3,555,610            7,469,255
    Issued in Lieu of Cash Distributions                                                  2,845,388            2,144,820
    Redeemed                                                                             (3,427,555)          (4,048,511)
                                                                                      ------------------------------------
        Net Increase from Capital Share Transactions                                      2,973,443            5,565,564
                                                                                      ------------------------------------
    Total Increase                                                                        5,114,981            7,070,801
                                                                                      ------------------------------------
NET ASSETS
    Beginning of Period                                                                  29,638,661           22,567,860
                                                                                      ------------------------------------
    End of Period                                                                       $34,753,642          $29,638,661
==========================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                                   115,727              243,421
   Issued in Lieu of Cash Distributions                                                      99,559               75,460
   Redeemed                                                                                (111,502)            (133,672)
                                                                                      ------------------------------------
        Net Increase in Shares Outstanding                                                  103,784              185,209
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                         WINDSOR II FUND
                                                                                      YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                         APR. 30, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $31.07       $29.36       $24.04       $20.06       $17.33       $17.98
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .32          .65          .64          .62          .58          .55
    Net Realized and Unrealized Gain (Loss)
        on Investments                                  4.58         3.91         6.47         4.63         3.17         (.19)
                                                      -------------------------------------------------------------------------
        Total from Investment Operations                4.90         4.56         7.11         5.25         3.75          .36
                                                      -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.44)        (.66)        (.63)        (.58)        (.55)        (.51)
    Distributions from Realized Capital Gains          (2.67)       (2.19)       (1.16)        (.69)        (.47)        (.50)
                                                      -------------------------------------------------------------------------
        Total Distributions                            (3.11)       (2.85)       (1.79)       (1.27)       (1.02)       (1.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $32.86       $31.07       $29.36       $24.04       $20.06       $17.33
===============================================================================================================================

TOTAL RETURN                                           17.27%       16.51%       31.27%       27.17%       23.08%        2.22%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)             $34,754      $29,639      $22,568      $14,758      $10,272       $8,246
    Ratio of Total Expenses to
        Average Net Assets                              0.39%*       0.41%        0.37%        0.39%        0.40%        0.39%
    Ratio of Net Investment Income to
        Average Net Assets                              2.05%*       2.16%        2.49%        2.92%        3.27%        3.26%
    Portfolio Turnover Rate                               21%*         31%          30%          32%          30%          24%
===============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

      The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $238,000 for the six months ended April 30, 1999.

      For the six months ended April 30, 1999, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets before an increase of $332,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $5,167,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 7.4% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. The fund's custodian has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $1,226,000 and $7,000 respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended April 30, 1999, the fund purchased $3,803,513,000 of investment securities and sold $3,100,529,000 of investment securities, other than temporary cash investments.

F. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $10,807,154,000, consisting of unrealized gains of $11,591,936,000 on securities that had risen in value since their purchase and $784,782,000 in unrealized losses on securities that had fallen in value since their purchase.

      At April 30, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                         ---------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
----------------------------------------------------------------------------------------------------------
            S&P 500 Index                            4,179               $1,396,309              $51,362
            S&P MidCap 400 Index                       866                  171,511               11,380
----------------------------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 1999, was $8,740,000, for which the fund held cash collateral of $10,731,000. Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS

In the past, the semiannual income dividend that Vanguard Windsor II Fund distributed to shareholders at midyear was paid at a "set rate" of $0.20 per share. Income the fund earned during the period that was in excess of the set rate was distributed in the December income dividend. Beginning with the dividend to be paid in June 1999, Windsor II Fund will distribute income on a "pay as you go" basis, rather than according to a set rate. We expect the June 1999 income dividend to be about $0.30 per share. We believe it is more equitable to distribute substantially all of the income earned during the semiannual period to the fund's shareholders at midyear.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.


                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                                  70 years ago,
                              on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q732-06/11/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor